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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 (File No. 333-55696) of our report dated 14 February 2001 included in Shire
Pharmaceuticals Group plc's Form 10-K for the year ended 31 December 2000 and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN
Arthur Andersen
Chartered Accountants

Reading
UK


28 February 2001